                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 19, 2004

                              --------------------



                              Stonepath Group, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-16105                 65-0867684
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)


                     1600 Market Street, Suite 1515
                      Philadelphia, Pennsylvania                 19103
              -----------------------------------------------------------
              (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1 Press release dated July 19, 2004

Item 9. Regulation FD Disclosure.

         On July 19, 2004 Stonepath Group, Inc. (the "Company") issued a press release announcing, among other things, that it believed it would comfortably beat the market's second quarter revenue target of $65.0 million and deliver solid year over year improvement to the $720,000 in EBITDA generated in the second quarter of 2003.

Item 12. Results of Operations and Financial Condition.

         The press release dated July 19, 2004 is attached hereto as Exhibit
99.1.

         The information in this report, being furnished pursuant to Item 9 and
Item 12 of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              STONEPATH GROUP, INC.



Date: July 19, 2004             By: /s/ Dennis L. Pelino
                                    -------------------------------------------
                                    Name:  Dennis L. Pelino
                                    Title: Chairman and Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit Number           Description
--------------           -----------
    99.1                 Press Release dated July 19, 2004